-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 21, 2005


                                  CWHEQ, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                    333-126790                87-0698310
-----------------------------   ----------------------  -----------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)

      4500 Park Granada
    Calabasas, California                                          91302
-----------------------------                           -----------------------
    (Address of Principal                                        (Zip Code)
     Executive Offices)

-------------------------------------------------------------------------------
Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
---------------------------------


      CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of September 30, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-H. On October 21, 2005, the Subsequent Closing Date, Additional Home Equity Loans were transferred to the Trust. The final mortgage loan pool is reflected in the attached Detailed Description.









---------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2004 and the Prospectus Supplement dated September 28, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-H.

      The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                                      Loan Group 1

                                      Principal Balances for the Group 1 Mortgage Loans


                                                                                  Percent of
                                                                                  Aggregate
                                                                                  Principal      Average Current      Weighted
                                        Aggregate Principal      Number of         Balance          Principal       Average Gross
   Range of Principal Balances ($)      Balance Outstanding   Mortgage Loans     Outstanding         Balance        Mortgage Rate
-------------------------------------  ---------------------  ---------------  ----------------  ----------------  --------------
      0.01 -     10,000.00.........     $        11,293,711         1,664             1.29%         $    6,787          7.693%
 10,000.01 -     20,000.00.........              68,717,235         4,376             7.86              15,703          8.376
 20,000.01 -     30,000.00.........             189,027,000         7,565            21.63              24,987          8.059
 30,000.01 -     40,000.00.........             167,028,647         4,747            19.11              35,186          8.090
 40,000.01 -     50,000.00.........             134,969,912         2,981            15.44              45,277          7.908
 50,000.01 -     60,000.00.........              83,359,543         1,519             9.54              54,878          7.767
 60,000.01 -     70,000.00.........              48,159,274           737             5.51              65,345          7.386
 70,000.01 -     80,000.00.........              43,884,516           583             5.02              75,274          7.459
 80,000.01 -     90,000.00.........              31,806,579           372             3.64              85,502          7.369
 90,000.01 -    100,000.00.........              42,256,531           437             4.83              96,697          7.358
100,000.01 -    125,000.00.........              24,716,067           219             2.83             112,859          7.330
125,000.01 -    150,000.00.........              22,699,280           162             2.60             140,119          7.577
150,000.01 -    175,000.00.........               6,081,701            38             0.70             160,045          7.194
  Total............................     --------------------  ---------------  ----------------
                                        $       873,999,997        25,400           100.00%
                                        ====================  ===============  ================


                                                                              Weighted
                                             Weighted         Weighted         Average
                                             Average          Average         Combined
                                          Remaining Term   Credit Bureau    Loan-to-Value
   Range of Principal Balances ($)           (months)        Risk Score         Ratio
-------------------------------------    ----------------  --------------   --------------
      0.01 -     10,000.00.........           291.31             734            78.7%
 10,000.01 -     20,000.00.........           290.08             722            85.4
 20,000.01 -     30,000.00.........           290.15             722            85.4
 30,000.01 -     40,000.00.........           290.67             721            87.2
 40,000.01 -     50,000.00.........           290.63             720            84.3
 50,000.01 -     60,000.00.........           292.17             717            83.5
 60,000.01 -     70,000.00.........           291.72             717            79.9
 70,000.01 -     80,000.00.........           292.19             716            78.2
 80,000.01 -     90,000.00.........           290.87             718            77.7
 90,000.01 -    100,000.00.........           290.54             714            74.9
100,000.01 -    125,000.00.........           292.85             724            77.5
125,000.01 -    150,000.00.........           292.23             721            76.8
150,000.01 -    175,000.00.........           293.29             729            78.4
  Total............................



      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $34,409.


                                                 Loan Programs for the Group 1 Mortgage Loans

                                                                                    Percent of
                                                                                    Aggregate
                                                                                    Principal      Average Current      Weighted
                                         Aggregate Principal       Number of         Balance          Principal      Average Gross
       Description of Loan Programs      Balance Outstanding    Mortgage Loans     Outstanding         Balance       Mortgage Rate
-------------------------------------  ---------------------  ---------------  ----------------  ----------------  --------------
10 Year Draw, 20 Year Repay...........  $         5,283,643             121             0.60%      $      43,666          7.412%
5 Year Draw, 5 Year Repay.............              281,481               8             0.03              35,185          8.509
5 Year Draw, 10 Year Repay............               81,798               2             0.01              40,899          8.199
10 Year Draw, 15 Year Repay (1).......          867,206,511          25,235            99.22              34,365          7.871
15 Year Draw, 0 Year Repay............              501,848              15             0.06              33,457          7.493
15 Year Draw, 10 Year Repay...........              644,716              19             0.07              33,932          7.688
      Total...........................  ----------------------  ---------------  ----------------
                                        $       873,999,997          25,400           100.00%
                                        ======================  ===============  ================


                                                                                Weighted
                                              Weighted         Weighted         Average
                                              Average       Average Credit      Combined
                                           Remaining Term     Bureau Risk    Loan-to-Value
       Description of Loan Programs           (months)           Score           Ratio
-------------------------------------    ----------------  --------------   --------------
10 Year Draw, 20 Year Repay...........         353.83             708             85.7%
5 Year Draw, 5 Year Repay.............          99.12             693             84.3
5 Year Draw, 10 Year Repay............         154.08             698             77.6
10 Year Draw, 15 Year Repay (1).......         290.69             720             83.3
15 Year Draw, 0 Year Repay............         167.76             736             74.7
15 Year Draw, 10 Year Repay...........         273.60             724             76.0
      Total...........................


--------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                                             Loan Rates for the Group 1 Mortgage Loans

                                                                                    Percent of
                                                                                    Aggregate
                                                                                    Principal      Average Current      Weighted
                                         Aggregate Principal       Number of         Balance          Principal      Average Gross
         Range of Loan Rates (%)         Balance Outstanding    Mortgage Loans     Outstanding         Balance       Mortgage Rate
-------------------------------------  ---------------------  ---------------  ----------------  ----------------  --------------
Less than or equal to 3.000...........  $            22,416               1             0.00%      $      22,416          3.000%
    3.001  -     3.500................              100,000               1             0.01             100,000          3.250
    3.501  -     4.000................           47,456,680           1,458             5.43              32,549          3.990
    4.001  -     4.500................              629,945              16             0.07              39,372          4.417
    4.501  -     5.000................            9,417,716             249             1.08              37,822          4.969
    5.001  -     5.500................            8,836,720             237             1.01              37,286          5.300
    5.501  -     6.000................            2,720,795              82             0.31              33,180          5.960
    6.001  -     6.500................          135,827,823           3,781            15.54              35,924          6.478
    6.501  -     7.000................          132,725,647           2,899            15.19              45,783          6.887
    7.001  -     7.500................           42,454,927             930             4.86              45,650          7.371
    7.501  -     8.000................           47,312,122           1,165             5.41              40,611          7.809
    8.001  -     8.500................          123,008,013           4,176            14.07              29,456          8.360
    8.501  -     9.000................          150,543,934           4,683            17.22              32,147          8.881
    9.001  -     9.500................           53,130,437           1,812             6.08              29,321          9.367
    9.501  -    10.000................           68,247,755           2,004             7.81              34,056          9.947
   10.001  -    10.500................           22,187,752             837             2.54              26,509         10.292
   10.501  -    11.000................           15,428,782             544             1.77              28,362         10.838
   11.001  -    11.500................           10,589,977             392             1.21              27,015         11.298
   11.501  -    12.000................            1,592,516              67             0.18              23,769         11.869
   12.001  -    12.500................            1,081,008              44             0.12              24,568         12.331
   12.501  -    13.000................              398,222              11             0.05              36,202         12.746
Greater than 13.000...................              286,808              11             0.03              26,073         13.547
      Total...........................  ----------------------  ---------------  ----------------
                                        $       873,999,997          25,400           100.00%
                                        ======================  ===============  ================


                                                                                  Weighted
                                               Weighted         Weighted          Average
                                               Average       Average Credit       Combined
                                            Remaining Term     Bureau Risk     Loan-to-Value
         Range of Loan Rates (%)               (months)           Score            Ratio
-------------------------------------       ----------------  --------------   --------------
Less than or equal to 3.000...........          285.00             638             90.0%
    3.001  -     3.500................          299.00             739             73.8
    3.501  -     4.000................          299.46             713             77.8
    4.001  -     4.500................          294.14             716             87.2
    4.501  -     5.000................          297.04             712             92.5
    5.001  -     5.500................          299.01             711             91.6
    5.501  -     6.000................          299.60             717             88.0
    6.001  -     6.500................          289.23             747             69.9
    6.501  -     7.000................          289.80             724             73.6
    7.001  -     7.500................          292.13             719             78.1
    7.501  -     8.000................          291.54             708             78.3
    8.001  -     8.500................          287.11             728             87.3
    8.501  -     9.000................          289.39             719             92.8
    9.001  -     9.500................          292.00             700             90.7
    9.501  -    10.000................          292.49             697             96.5
   10.001  -    10.500................          294.96             709             92.8
   10.501  -    11.000................          295.80             702             93.5
   11.001  -    11.500................          297.75             684             92.4
   11.501  -    12.000................          298.03             688             90.5
   12.001  -    12.500................          299.00             668             92.4
   12.501  -    13.000................          297.21             649             89.8
Greater than 13.000...................          299.31             655             82.9
      Total...........................


            As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 7.869%.


                                 Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                 Percent of
                                                                                  Aggregate
                                                                 Number of        Principal      Average Current      Weighted
  Range of Months Remaining to          Aggregate Principal      Mortgage          Balance          Principal       Average Gross
     Scheduled Maturity                 Balance Outstanding        Loans         Outstanding         Balance        Mortgage Rate
-------------------------------------  ---------------------  ---------------  ----------------  ----------------  --------------
85 - 96.............................   $            60,779               2           0.01%       $      30,389          7.458%
97 - 108............................               220,702               6           0.03               36,784          8.798
145 - 156...........................                81,798               2           0.01               40,899          8.199
157 - 168...........................               314,077               8           0.04               39,260          7.123
169 - 180...........................               187,771               7           0.02               26,824          8.113
193 - 204...........................                45,032               1           0.01               45,032          6.750
205 - 216...........................                16,000               2           0.00                8,000          7.766
217 - 228...........................               114,030               9           0.01               12,670          8.029
229 - 240...........................               358,535              16           0.04               22,408          8.839
241 - 252...........................               873,613              33           0.10               26,473          7.563
253 - 264...........................             4,500,288             113           0.51               39,826          7.261
265 - 276...........................            69,910,574           2,393           8.00               29,215          7.763
277 - 288...........................           234,018,890           6,780          26.78               34,516          8.075
289 - 300...........................           558,014,264          15,907          63.85               35,080          7.804
349 - 360...........................             5,283,643             121           0.60               43,666          7.412
      Total.........................   ----------------------  -------------  -----------------
                                       $       873,999,997          25,400         100.00%
                                       ======================  =============  =================


                                                                                Weighted
                                             Weighted         Weighted          Average
                                             Average       Average Credit       Combined
  Range of Months Remaining to            Remaining Term     Bureau Risk     Loan-to-Value
     Scheduled Maturity                      (months)           Score            Ratio
------------------------------------     ----------------  --------------    --------------
85 - 96.............................           89.30             689             68.7%
97 - 108............................          101.82             694             88.6
145 - 156...........................          154.08             698             77.6
157 - 168...........................          163.47             737             66.4
169 - 180...........................          174.93             735             88.5
193 - 204...........................          202.00             692             90.0
205 - 216...........................          211.88             719             83.7
217 - 228...........................          224.65             757             71.0
229 - 240...........................          232.86             718             85.6
241 - 252...........................          250.47             737             71.2
253 - 264...........................          258.77             738             72.3
265 - 276...........................          271.68             735             78.4
277 - 288...........................          284.03             727             83.4
289 - 300...........................          296.22             716             84.0
349 - 360...........................          353.83             708             85.7
      Total.........................


            As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 291.

            The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

         Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                                      Percent of
                                                                                       Aggregate        Average
                                                                      Number of        Principal        Current          Weighted
                                             Aggregate Principal      Mortgage          Balance        Principal      Average Gross
 Range of Combined Loan-to-Value Ratio (%)   Balance Outstanding        Loans         Outstanding       Balance       Mortgage Rate
   0.01 -   10.00......................     $            44,904               2           0.01%     $      22,452         6.692%
  10.01 -   20.00......................               1,516,854              44           0.17             34,474         6.851
  20.01 -   30.00......................               6,081,328             183           0.70             33,231         6.763
  30.01 -   40.00......................               7,341,700             215           0.84             34,147         6.429
  40.01 -   50.00......................              20,545,287             557           2.35             36,886         6.495
  50.01 -   60.00......................              40,154,011           1,011           4.59             39,717         6.577
  60.01 -   70.00......................             107,954,831           2,622          12.35             41,173         6.695
  70.01 -   80.00......................             142,418,031           3,197          16.29             44,547         7.046
  80.01 -   90.00......................             295,622,814          10,700          33.82             27,628         8.343
  90.01 -  100.00......................             252,320,237           6,869          28.87             36,733         8.671
      Total............................     ----------------------  -------------  -----------------
                                            $       873,999,997          25,400         100.00%
                                            ======================  =============  =================


                                                                                      Weighted
                                                   Weighted         Weighted          Average
                                                   Average       Average Credit       Combined
                                                  Remaining       Bureau Risk      Loan-to-Value
 Range of Combined Loan-to-Value Ratio (%)      Term (months)        Score             Ratio
   0.01 -   10.00......................              286.32           794               9.0%
  10.01 -   20.00......................              288.60           745              17.0
  20.01 -   30.00......................              287.36           748              26.3
  30.01 -   40.00......................              291.12           754              35.7
  40.01 -   50.00......................              290.86           734              46.0
  50.01 -   60.00......................              289.30           735              55.5
  60.01 -   70.00......................              289.69           730              67.0
  70.01 -   80.00......................              290.46           718              77.7
  80.01 -   90.00......................              289.71           716              88.7
  90.01 -  100.00......................              293.45           717              97.9
      Total............................


      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 83.35%.

      The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                     Geographic Distribution for the Group 1 Mortgage Loans

                                                                               Percent of
                                                                               Aggregate
                                             Aggregate         Number of       Principal                             Weighted
                                         Principal Balance     Mortgage         Balance        Average Current     Average Gross
                   State                    Outstanding          Loans        Outstanding     Principal Balance    Mortgage Rate
--------------------------------------  --------------------  -----------   ---------------- ------------------- ---------------
Alaska................................  $         3,132,132           82           0.36%      $      38,197            8.277%
Alabama...............................            6,333,283          222           0.72              28,528            8.181
Arkansas..............................              109,145            3           0.01              36,382            9.707
Arizona...............................           37,341,843        1,102           4.27              33,886            7.943
California............................          185,035,055        4,265          21.17              43,385            7.298
Colorado..............................           43,157,799        1,337           4.94              32,280            8.074
Connecticut...........................           13,290,794          388           1.52              34,255            7.978
District of Columbia..................            1,314,296           33           0.15              39,827            7.640
Delaware..............................            2,643,359           73           0.30              36,210            7.826
Florida...............................           57,828,480        1,839           6.62              31,446            8.246
Georgia...............................           25,281,842          806           2.89              31,367            8.425
Hawaii................................            5,862,380          133           0.67              44,078            7.432
Iowa..................................            2,513,411           97           0.29              25,911            8.539
Idaho.................................            8,531,075          326           0.98              26,169            8.546
Illinois..............................           35,703,014        1,120           4.09              31,878            8.005
Indiana...............................            9,913,288          362           1.13              27,385            8.138
Kansas................................            7,550,769          253           0.86              29,845            8.426
Kentucky..............................            6,966,642          244           0.80              28,552            8.252
Louisiana.............................              538,840           19           0.06              28,360            8.545
Massachusetts.........................           26,065,628          704           2.98              37,025            7.524
Maryland..............................           19,958,878          522           2.28              38,235            7.815
Maine.................................            3,095,711          112           0.35              27,640            7.685
Michigan..............................           29,255,833          994           3.35              29,432            8.286
Minnesota.............................           23,028,157          741           2.63              31,077            8.272
Missouri..............................           13,141,866          456           1.50              28,820            8.241
Mississippi...........................              680,449           26           0.08              26,171            8.273
Montana...............................            2,988,234           99           0.34              30,184            7.564
North Carolina........................           14,721,501          505           1.68              29,151            8.116
North Dakota..........................              163,898            6           0.02              27,316            9.130
Nebraska..............................              907,298           24           0.10              37,804            8.125
New Hampshire.........................            6,658,227          178           0.76              37,406            7.882
New Jersey............................           28,719,108          760           3.29              37,788            7.567
New Mexico............................            4,994,328          167           0.57              29,906            7.900
Nevada................................           23,095,394          597           2.64              38,686            7.872
New York..............................           13,755,132          339           1.57              40,576            7.431
Ohio..................................           23,001,654          791           2.63              29,079            8.288
Oklahoma..............................            4,445,075          154           0.51              28,864            8.333
Oregon................................           24,347,207          729           2.79              33,398            7.867
Pennsylvania..........................           25,017,388          792           2.86              31,588            7.851
Rhode Island..........................            5,830,719          150           0.67              38,871            7.713
South Carolina........................            4,414,927          172           0.51              25,668            8.219
South Dakota..........................              470,897           18           0.05              26,161            7.816
Tennessee.............................           10,406,244          338           1.19              30,788            7.937
Texas.................................            3,544,537          138           0.41              25,685            8.248
Utah..................................           17,537,013          567           2.01              30,929            8.139
Virginia..............................           22,989,258          591           2.63              38,899            7.766
Vermont...............................            1,047,647           27           0.12              38,802            8.000
Washington............................           46,728,000        1,325           5.35              35,266            8.088
Wisconsin.............................           16,749,143          575           1.92              29,129            7.978
West Virginia.........................            1,628,317           53           0.19              30,723            8.396
Wyoming...............................            1,564,883           46           0.18              34,019            7.575
      Total...........................      ------------------   -------------  ------------
                                        $       873,999,997       25,400         100.00%
                                            ==================   =============  =============


                                                                                 Weighted
                                              Weighted         Weighted          Average
                                               Average      Average Credit       Combined
                                           Remaining Term     Bureau Risk     Loan-to-Value
                   State                      (months)           Score            Ratio
--------------------------------------   ----------------- ----------------- ---------------
Alaska................................          294.27            712             88.7%
Alabama...............................          291.54            714             90.6
Arkansas..............................          298.06            739             98.2
Arizona...............................          293.92            721             87.1
California............................          289.33            728             72.3
Colorado..............................          288.87            724             88.9
Connecticut...........................          290.21            721             83.2
District of Columbia..................          288.95            717             75.3
Delaware..............................          294.78            717             86.1
Florida...............................          293.96            715             86.2
Georgia...............................          289.71            710             92.2
Hawaii................................          291.30            729             74.8
Iowa..................................          289.81            710             92.1
Idaho.................................          292.64            718             89.3
Illinois..............................          290.36            723             86.7
Indiana...............................          291.14            711             91.7
Kansas................................          290.10            721             92.3
Kentucky..............................          292.80            717             90.0
Louisiana.............................          289.44            694             92.4
Massachusetts.........................          290.57            725             76.9
Maryland..............................          292.27            715             81.5
Maine.................................          292.12            725             84.4
Michigan..............................          293.00            717             88.9
Minnesota.............................          289.33            720             87.8
Missouri..............................          290.24            726             88.9
Mississippi...........................          290.32            724             92.2
Montana...............................          290.16            721             82.5
North Carolina........................          290.72            718             90.8
North Dakota..........................          289.95            714             95.8
Nebraska..............................          293.18            719             85.8
New Hampshire.........................          292.42            718             84.8
New Jersey............................          291.69            718             79.5
New Mexico............................          292.23            729             86.6
Nevada................................          290.48            717             81.6
New York..............................          292.06            710             74.4
Ohio..................................          290.45            714             92.5
Oklahoma..............................          289.48            721             89.5
Oregon................................          291.04            718             88.1
Pennsylvania..........................          291.69            717             85.3
Rhode Island..........................          291.24            719             81.7
South Carolina........................          294.33            713             90.1
South Dakota..........................          290.29            740             86.9
Tennessee.............................          290.57            713             91.4
Texas.................................          294.94            731             88.4
Utah..................................          292.29            723             89.6
Virginia..............................          291.17            711             81.4
Vermont...............................          293.14            726             79.6
Washington............................          291.00            715             87.5
Wisconsin.............................          291.10            719             88.6
West Virginia.........................          261.16            703             86.4
Wyoming...............................          291.43            722             76.8
      Total...........................

                                Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                                                   Percent of
                                                                               Aggregate
                                             Aggregate         Number of       Principal                             Weighted
                                         Principal Balance     Mortgage         Balance        Average Current     Average Gross
          Range of Credit Scores            Outstanding          Loans        Outstanding     Principal Balance    Mortgage Rate
-------------------------------------   -------------------  -------------  ---------------- -------------------  --------------
821 - 840............................   $          743,739            28           0.09%      $      26,562            6.969%
801 - 820............................           39,173,230         1,234           4.48              31,745            7.361
781 - 800............................           73,860,148         2,301           8.45              32,099            7.472
761 - 780............................          100,363,520         3,109          11.48              32,282            7.654
741 - 760............................          108,494,632         3,167          12.41              34,258            7.788
721 - 740............................          116,711,071         3,357          13.35              34,766            7.787
701 - 720............................          125,288,102         3,525          14.34              35,543            7.868
681 - 700............................          111,220,196         3,120          12.73              35,647            8.067
661 - 680............................           95,001,182         2,656          10.87              35,769            8.080
641 - 660............................           52,530,237         1,478           6.01              35,541            8.288
621 - 640............................           32,999,234           919           3.78              35,908            8.310
601 - 620............................            7,240,204           206           0.83              35,147            8.331
581 - 600............................            4,151,738           117           0.48              35,485            8.460
561 - 580............................            2,132,141            63           0.24              33,844            8.585
Less than or equal to 560............            4,090,623           120           0.47              34,089            8.764
      Total..........................   -------------------  -------------  ----------------
                                        $      873,999,997        25,400         100.00%
                                        ===================  =============  ================


                                                                                    Weighted
                                             Weighted         Weighted          Average
                                              Average      Average Credit       Combined
                                          Remaining Term     Bureau Risk     Loan-to-Value
          Range of Credit Scores             (months)           Score            Ratio
-------------------------------------     ---------------- ---------------   -------------
821 - 840............................          295.08            827             65.3%
801 - 820............................          285.98            808             74.7
781 - 800............................          287.88            790             78.7
761 - 780............................          289.31            770             82.1
741 - 760............................          290.49            751             83.3
721 - 740............................          291.58            730             84.4
701 - 720............................          292.29            710             85.4
681 - 700............................          292.22            691             85.2
661 - 680............................          293.24            671             85.3
641 - 660............................          292.14            652             84.4
621 - 640............................          292.84            631             82.3
601 - 620............................          284.61            613             84.8
581 - 600............................          284.52            591             85.7
561 - 580............................          282.55            571             87.7
Less than or equal to 560............          282.11            526             85.5
      Total..........................


      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 720.


                                          Property Type for the Group 1 Mortgage Loans

                                                                                Percent of
                                                                                Aggregate
                                              Aggregate         Number of       Principal                             Weighted
                                          Principal Balance     Mortgage         Balance        Average Current     Average Gross
              Property Type                  Outstanding          Loans        Outstanding     Principal Balance    Mortgage Rate
-------------------------------------    -------------------  -------------  ----------------  ------------------   -------------
Single Family Residence..............    $      640,343,806        18,334          73.27%      $      34,927            7.795%
Planned Unit Development (PUD).......           146,126,706         4,212          16.72              34,693            7.929
Low-Rise Condominium.................            70,971,666         2,355           8.12              30,137            8.259
2-4 Units............................            12,780,827           362           1.46              35,306            8.360
High-Rise Condominium................             3,776,991           137           0.43              27,569            8.964
      Total..........................    -------------------  -------------  ----------------
                                         $      873,999,997        25,400         100.00%
                                         ===================  =============  ================

                                                                                  Weighted
                                               Weighted         Weighted          Average
                                                Average      Average Credit       Combined
                                            Remaining Term     Bureau Risk     Loan-to-Value
              Property Type                    (months)           Score            Ratio
-------------------------------------       ---------------  --------------    -------------
Single Family Residence..............            290.65            719             82.4%
Planned Unit Development (PUD).......            291.07            720             86.5
Low-Rise Condominium.................            292.66            728             86.3
2-4 Units............................            292.22            722             79.8
High-Rise Condominium................            291.80            724             87.6
      Total..........................

                                               Gross Margins for the Group 1 Mortgage Loans


                                                                                Percent of
                                                               Number of        Aggregate                               Weighted
                                       Aggregate Principal     Mortgage     Principal Balance     Average Current    Average Gross
      Range of Gross Margins (%)       Balance Outstanding       Loans         Outstanding       Principal Balance   Mortgage Rate
------------------------------------- ---------------------   -----------  ------------------  -------------------- --------------
Less than or equal to 0.000.......... $       135,067,455          3,651          15.45%        $      36,995             6.264%
0.001 - 0.250........................          30,389,976            667           3.48                45,562             6.406
0.251 - 0.500........................         112,944,048          2,492          12.92                45,323             6.688
0.501 - 0.750........................          12,934,993            279           1.48                46,362             7.009
0.751 - 1.000........................          34,479,668            757           3.95                45,548             7.210
1.001 - 1.250........................          31,247,592            754           3.58                41,442             7.251
1.251 - 1.500........................          23,082,792            620           2.64                37,230             7.607
1.501 - 1.750........................          22,886,341            557           2.62                41,089             8.058
1.751 - 2.000........................         112,096,177          4,132          12.83                27,129             8.149
2.001 - 2.250........................          60,854,878          2,101           6.96                28,965             8.381
2.251 - 2.500........................         110,999,892          3,278          12.70                33,862             8.522
2.501 - 2.750........................          21,784,398            686           2.49                31,756             8.972
2.751 - 3.000........................          34,611,747          1,205           3.96                28,723             9.040
3.001 - 3.250........................          11,113,967            390           1.27                28,497             9.214
3.251 - 3.500........................          67,650,704          1,940           7.74                34,871             9.536
3.501 - 3.750........................          12,588,274            510           1.44                24,683             9.709
3.751 - 4.000........................           7,384,010            264           0.84                27,970            10.239
4.001 - 4.250........................           8,849,858            299           1.01                29,598            10.327
4.251 - 4.500........................           9,267,193            312           1.06                29,703            10.611
4.501 - 4.750........................           8,618,849            313           0.99                27,536             9.719
4.751 - 5.000........................           1,851,053             59           0.21                31,374            10.764
5.001 - 5.250........................           1,300,109             54           0.15                24,076            11.806
5.251 - 5.500........................             363,139             15           0.04                24,209             9.276
5.501 - 5.750........................             821,668             34           0.09                24,167            12.366
5.751 - 6.000........................             300,130             11           0.03                27,285            12.141
6.001 - 6.250........................             132,469              6           0.02                22,078            10.098
6.251 - 6.500........................             253,430              7           0.03                36,204            12.570
6.501 - 6.750........................              38,798              3           0.00                12,933            11.619
6.751 - 7.000........................              32,190              2           0.00                16,095            13.664
7.001 - 7.250........................              29,200              1           0.00                29,200            14.000
8.751 - 9.000........................              25,000              1           0.00                25,000            15.625
      Total.......................... ---------------------   -----------    ------------------
                                            $ 873,999,997         25,400         100.00%
                                      =====================   ===========    ==================


                                                                             Weighted
                                            Weighted         Weighted         Average
                                             Average         Average         Combined
                                         Remaining Term   Credit Bureau    Loan-to-Value
      Range of Gross Margins (%)            (months)        Risk Score         Ratio
-------------------------------------    ---------------  --------------   -------------
Less than or equal to 0.000..........         289.21            752            66.1%
0.001 - 0.250........................         292.49            701            63.6
0.251 - 0.500........................         289.90            728            75.9
0.501 - 0.750........................         294.84            711            72.3
0.751 - 1.000........................         292.28            721            82.7
1.001 - 1.250........................         292.48            693            74.1
1.251 - 1.500........................         292.35            721            84.6
1.501 - 1.750........................         292.23            709            81.6
1.751 - 2.000........................         287.23            732            88.7
2.001 - 2.250........................         288.78            701            88.4
2.251 - 2.500........................         291.71            730            95.7
2.501 - 2.750........................         292.46            699            89.7
2.751 - 3.000........................         292.26            693            91.2
3.001 - 3.250........................         291.50            695            92.4
3.251 - 3.500........................         293.70            696            97.4
3.501 - 3.750........................         294.26            719            92.4
3.751 - 4.000........................         294.78            691            91.8
4.001 - 4.250........................         295.94            708            93.4
4.251 - 4.500........................         296.65            688            94.8
4.501 - 4.750........................         297.97            675            92.9
4.751 - 5.000........................         295.33            668            92.6
5.001 - 5.250........................         297.79            684            88.5
5.251 - 5.500........................         298.82            659            93.9
5.501 - 5.750........................         299.14            668            92.4
5.751 - 6.000........................         299.74            647            91.4
6.001 - 6.250........................         293.23            644            87.5
6.251 - 6.500........................         299.15            658            82.0
6.501 - 6.750........................         297.31            649            89.0
6.751 - 7.000........................         300.00            634            90.0
7.001 - 7.250........................         298.00            660           100.0
8.751 - 9.000........................         299.00            732            86.3
      Total..........................



      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 1.701%.

      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements. Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                                   Percent of
                                                                                   Aggregate
                                                                   Number of       Principal      Average Current      Weighted
             Range of Credit               Aggregate Principal     Mortgage         Balance          Principal       Average Gross
       Limit Utilization Rates (%)         Balance Outstanding       Loans        Outstanding         Balance        Mortgage Rate
---------------------------------------    --------------------  ------------   ----------------  ---------------   --------------
0.01 - 10.00...........................    $           911,385           249           0.10%      $       3,660          7.135%
10.01 - 20.00..........................              3,310,001           415           0.38               7,976          6.878
20.01 - 30.00..........................              6,682,457           498           0.76              13,419          6.772
30.01 - 40.00..........................             11,107,091           569           1.27              19,520          6.903
40.01 - 50.00..........................             17,780,493           735           2.03              24,191          6.950
50.01 - 60.00..........................             24,524,258           833           2.81              29,441          7.020
60.01 - 70.00..........................             31,703,699         1,005           3.63              31,546          7.049
70.01 - 80.00..........................             43,619,241         1,271           4.99              34,319          7.233
80.01 - 90.00..........................             69,982,272         1,897           8.01              36,891          7.410
90.01 - 100.00.........................            664,379,099        17,928          76.02              37,058          8.087
      Total............................    --------------------  -------------  ----------------
                                           $       873,999,997        25,400         100.00%
                                           ====================  =============  ================


                                                                                    Weighted
                                                 Weighted         Weighted          Average
                                                  Average      Average Credit       Combined
             Range of Credit                  Remaining Term     Bureau Risk     Loan-to-Value
       Limit Utilization Rates (%)               (months)           Score            Ratio
---------------------------------------       --------------   --------------    -------------
0.01 - 10.00...........................            289.93            753             69.3%
10.01 - 20.00..........................            290.32            750             68.7
20.01 - 30.00..........................            291.03            752             68.7
30.01 - 40.00..........................            289.57            745             70.5
40.01 - 50.00..........................            290.78            739             69.8
50.01 - 60.00..........................            289.65            736             71.8
60.01 - 70.00..........................            289.78            735             74.4
70.01 - 80.00..........................            288.97            734             75.9
80.01 - 90.00..........................            288.09            730             78.1
90.01 - 100.00.........................            291.47            715             86.1
      Total............................


      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 87.11%.


                                         Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                                   Percent of
                                                                                   Aggregate
                                                                   Number of       Principal      Average Current      Weighted
                                           Aggregate Principal     Mortgage         Balance          Principal       Average Gross
         Maximum Loan Rates (%)            Balance Outstanding       Loans        Outstanding         Balance        Mortgage Rate
---------------------------------------    -------------------  --------------  ----------------  ----------------   -------------
6.000..................................    $           104,542             3           0.01%      $      34,847          6.000%
8.750..................................                 23,000             1           0.00              23,000          8.750
13.500.................................                 25,717             1           0.00              25,717          8.125
15.000.................................                 49,753             1           0.01              49,753          6.750
15.375.................................                 28,500             1           0.00              28,500          8.125
15.500.................................                 30,000             1           0.00              30,000          8.625
16.000.................................             24,962,569           755           2.86              33,063          7.771
17.000.................................             61,255,729         1,972           7.01              31,063          8.244
18.000.................................            787,389,066        22,662          90.09              34,745          7.843
24.000.................................                131,120             3           0.02              43,707          6.824
      Total............................    --------------------  -------------  ----------------
                                           $       873,999,997        25,400         100.00%
                                           ====================  =============  ================


                                                                                   Weighted
                                                Weighted         Weighted          Average
                                                 Average      Average Credit       Combined
                                             Remaining Term     Bureau Risk     Loan-to-Value
         Maximum Loan Rates (%)                 (months)           Score            Ratio
---------------------------------------      --------------   --------------    -------------
6.000..................................           278.57            676             90.0%
8.750..................................           257.00            559             83.3
13.500.................................           239.00            644             80.0
15.000.................................           354.00            725             75.9
15.375.................................           290.00            688             94.9
15.500.................................           238.00            803             86.9
16.000.................................           293.79            713             84.2
17.000.................................           294.02            716             86.3
18.000.................................           290.60            721             83.1
24.000.................................           162.35            753             73.6
      Total............................



      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.872%.

                                             Credit Limits for the Group 1 Mortgage Loans

                                                                                   Percent of
                                                                                   Aggregate
                                                                   Number of       Principal      Average Current      Weighted
                                           Aggregate Principal     Mortgage         Balance          Principal       Average Gross
       Range of Credit Limits ($)          Balance Outstanding       Loans        Outstanding         Balance        Mortgage Rate
---------------------------------------    -------------------     ----------    ---------------  ----------------  --------------
          0.01 -     10,000.00.........    $         3,233,060           402           0.37%      $       8,042          8.901%
     10,000.01 -     20,000.00.........             53,247,723         3,667           6.09              14,521          8.635
     20,000.01 -     30,000.00.........            168,792,770         7,324          19.31              23,047          8.185
     30,000.01 -     40,000.00.........            154,287,257         4,779          17.65              32,284          8.225
     40,000.01 -     50,000.00.........            143,728,124         3,690          16.44              38,951          7.861
     50,000.01 -     60,000.00.........             80,213,686         1,643           9.18              48,821          7.914
     60,000.01 -     70,000.00.........             46,382,642           831           5.31              55,815          7.400
     70,000.01 -     80,000.00.........             49,100,985           816           5.62              60,173          7.371
     80,000.01 -     90,000.00.........             30,771,630           448           3.52              68,687          7.344
     90,000.01 -    100,000.00.........             75,402,348         1,118           8.63              67,444          7.110
    100,000.01 -    125,000.00.........             26,084,660           282           2.98              92,499          7.299
    125,000.01 -    150,000.00.........             33,552,196           323           3.84             103,877          7.448
    150,000.01 -    175,000.00.........              8,743,679            72           1.00             121,440          7.200
    175,000.01 -    200,000.00.........                459,237             5           0.05              91,847          6.034
      Total............................    --------------------    -----------   ---------------
                                           $       873,999,997        25,400         100.00%
                                           ====================    ===========   ===============


                                                                                    Weighted
                                                 Weighted         Weighted          Average
                                                  Average      Average Credit       Combined
                                              Remaining Term     Bureau Risk     Loan-to-Value
       Range of Credit Limits ($)                (months)           Score            Ratio
---------------------------------------      ----------------  --------------   --------------
          0.01 -     10,000.00.........            293.11            715             85.3%
     10,000.01 -     20,000.00.........            290.82            717             87.0
     20,000.01 -     30,000.00.........            290.16            720             87.1
     30,000.01 -     40,000.00.........            290.67            719             89.0
     40,000.01 -     50,000.00.........            290.16            722             83.4
     50,000.01 -     60,000.00.........            292.23            715             85.4
     60,000.01 -     70,000.00.........            292.04            717             80.7
     70,000.01 -     80,000.00.........            291.78            717             78.6
     80,000.01 -     90,000.00.........            292.01            716             79.3
     90,000.01 -    100,000.00.........            290.16            726             70.9
    100,000.01 -    125,000.00.........            293.19            725             77.7
    125,000.01 -    150,000.00.........            291.24            725             75.6
    150,000.01 -    175,000.00.........            293.38            730             77.2
    175,000.01 -    200,000.00.........            288.97            773             75.2
      Total............................



      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $40,933.



                                             Lien Priority for the Group 1 Mortgage Loans

                                                                                  Percent of
                                                                                  Aggregate
                                                                  Number of       Principal      Average Current      Weighted
                                          Aggregate Principal     Mortgage         Balance          Principal       Average Gross
               Lien Priority              Balance Outstanding       Loans        Outstanding         Balance        Mortgage Rate
--------------------------------------    --------------------  -------------  ----------------  ---------------   --------------
Second Liens..........................    $       873,999,997        25,400         100.00%      $      34,409          7.869%
      Total...........................    --------------------  -------------  ----------------
                                          $       873,999,997        25,400         100.00%
                                          ====================  =============  ================


                                                                                 Weighted
                                               Weighted        Weighted          Average
                                               Average      Average Credit       Combined
                                              Remaining       Bureau Risk     Loan-to-Value
               Lien Priority                Term (months)        Score            Ratio
--------------------------------------      -------------   --------------    -------------
Second Liens..........................           290.91           720             83.4%
      Total...........................




                                               Delinquency Status for the Group 1 Mortgage Loans

                                                                                 Percent of
                                                                                 Aggregate
                                                                 Number of       Principal      Average Current      Weighted
                                         Aggregate Principal     Mortgage         Balance          Principal       Average Gross
             Delinquency Status          Balance Outstanding       Loans        Outstanding         Balance        Mortgage Rate
-------------------------------------    --------------------  -------------  ----------------  ---------------  ----------------
Current..............................    $       873,999,997        25,400         100.00%      $      34,409          7.869%
      Total..........................    --------------------  -------------  ----------------
                                         $       873,999,997        25,400         100.00%
                                         ====================  =============  ================


                                                                               Weighted
                                             Weighted        Weighted          Average
                                             Average      Average Credit       Combined
                                            Remaining       Bureau Risk     Loan-to-Value
             Delinquency Status           Term (months)        Score            Ratio
-------------------------------------     -------------   --------------    -------------
Current..............................          290.91           720             83.4%
      Total..........................

                                         Origination Year for the Group 1 Mortgage Loans

                                                                                 Percent of
                                                                                 Aggregate
                                                                 Number of       Principal      Average Current      Weighted
                                         Aggregate Principal     Mortgage         Balance          Principal       Average Gross
              Origination Year           Balance Outstanding       Loans        Outstanding         Balance        Mortgage Rate
-------------------------------------    -------------------  --------------  ----------------  ---------------    -------------
1997.................................    $            51,032             2           0.01%      $      25,516          6.970%
1998.................................                 10,000             1           0.00              10,000          7.250
1999.................................                287,695            16           0.03              17,981          8.387
2000.................................                204,893            11           0.02              18,627          8.818
2001.................................              1,687,666            54           0.19              31,253          7.451
2002.................................             10,716,085           302           1.23              35,484          7.634
2003.................................             82,140,214         2,808           9.40              29,252          7.786
2004.................................            273,644,526         7,765          31.31              35,241          8.093
2005.................................            505,257,885        14,441          57.81              34,988          7.766
      Total..........................    --------------------  -------------  ----------------
                                         $       873,999,997        25,400         100.00%
                                         ====================  =============  ================


                                                                                Weighted
                                              Weighted        Weighted          Average
                                              Average      Average Credit       Combined
                                             Remaining       Bureau Risk     Loan-to-Value
              Origination Year             Term (months)        Score            Ratio
-------------------------------------      -------------   --------------    --------------
1997.................................           202.35           699             89.9%
1998.................................           216.00           701             80.0
1999.................................           227.92           731             78.5
2000.................................           236.21           722             88.2
2001.................................           252.24           739             71.0
2002.................................           263.82           735             75.9
2003.................................           273.30           734             78.7
2004.................................           285.44           725             83.7
2005.................................           297.51           715             84.1
      Total..........................

                                                               Loan Group 2

                                             Principal Balances for the Group 2 Mortgage Loans

                                                                                  Percent of
                                                                                  Aggregate
                                                                  Number of       Principal                            Weighted
           Range of Principal             Aggregate Principal     Mortgage         Balance        Average Current    Average Gross
                Balances ($)              Balance Outstanding       Loans        Outstanding     Principal Balance   Mortgage Rate
-------------------------------------     --------------------    ----------     ------------    -----------------   -------------
       0.01 -     10,000.00..........      $         9,611,271         1,458           1.10%      $       6,592           7.285%
  10,000.01 -     20,000.00..........               61,112,678         3,813           6.98              16,027           7.576
  20,000.01 -     30,000.00..........               34,255,560         1,349           3.91              25,393           7.954
  30,000.01 -     40,000.00..........               31,436,623           868           3.59              36,217           8.080
  40,000.01 -     50,000.00..........               63,996,546         1,409           7.31              45,420           8.097
  50,000.01 -     60,000.00..........               59,349,918         1,069           6.78              55,519           8.138
  60,000.01 -     70,000.00..........               55,304,345           849           6.31              65,141           8.149
  70,000.01 -     80,000.00..........               61,550,619           816           7.03              75,430           8.112
  80,000.01 -     90,000.00..........               43,932,875           514           5.02              85,473           8.021
  90,000.01 -    100,000.00..........               63,232,751           654           7.22              96,686           7.874
 100,000.01 -    125,000.00..........               66,018,800           583           7.54             113,240           8.026
 125,000.01 -    150,000.00..........               87,387,624           622           9.98             140,495           8.019
 150,000.01 -    175,000.00..........               28,563,494           176           3.26             162,293           7.763
 175,000.01 -    200,000.00..........               47,522,966           249           5.42             190,855           7.606
 200,000.01 -    225,000.00..........               12,839,456            60           1.47             213,991           7.801
 225,000.01 -    250,000.00..........               16,722,880            70           1.91             238,898           7.361
 250,000.01 -    275,000.00..........               10,505,081            40           1.20             262,627           7.336
 275,000.01 -    300,000.00..........               15,113,944            52           1.73             290,653           7.458
 300,000.01 -    325,000.00..........                9,331,159            30           1.07             311,039           7.356
 325,000.01 -    350,000.00..........                7,157,068            21           0.82             340,813           7.415
 350,000.01 -    375,000.00..........                4,723,525            13           0.54             363,348           7.254
 375,000.01 -    400,000.00..........                8,615,599            22           0.98             391,618           7.155
 400,000.01 -    425,000.00..........                4,993,815            12           0.57             416,151           7.364
 425,000.01 -    450,000.00..........                8,323,248            19           0.95             438,066           7.756
 450,000.01 -    475,000.00..........                3,684,355             8           0.42             460,544           7.679
 475,000.01 -    500,000.00..........               15,362,542            31           1.75             495,566           7.280
 500,000.01 -    525,000.00..........                1,533,853             3           0.18             511,284           8.034
 525,000.01 -    550,000.00..........                2,687,799             5           0.31             537,560           7.534
 550,000.01 -    575,000.00..........                2,850,487             5           0.33             570,097           7.532
 575,000.01 -    600,000.00..........                4,148,636             7           0.47             592,662           8.674
 600,000.01 -    625,000.00..........                1,232,500             2           0.14             616,250           7.003
 625,000.01 -    650,000.00..........                1,931,693             3           0.22             643,898           6.708
 675,000.01 -    700,000.00..........                4,170,090             6           0.48             695,015           7.941
 700,000.01 -    725,000.00..........                1,410,848             2           0.16             705,424           8.189
 725,000.01 -    750,000.00..........                  739,500             1           0.08             739,500           6.500
 775,000.01 -    800,000.00..........                1,579,703             2           0.18             789,851           7.563
 800,000.01 -    825,000.00..........                2,455,536             3           0.28             818,512           7.085
 850,000.01 -    875,000.00..........                  869,666             1           0.10             869,666           7.750
 875,000.01 -    900,000.00..........                  900,000             1           0.10             900,000           7.875
 925,000.01 -    950,000.00..........                  931,667             1           0.11             931,667           6.500
 975,000.01 - 1,000,000.00...........                9,966,580            10           1.14             996,658           7.686
 Greater than 1,000,000.00...........                7,942,612             5           0.91           1,588,522           7.305
       Total.........................     ---------------------  -------------  ----------------
                                          $        875,999,910        14,864         100.00%
                                          =====================  =============  ================


                                                                                 Weighte
                                                Weighted        Weighted         Average
                                                Average         Average          Combine
           Range of Principal                  Remaining     Credit Bureau    Loan-to-Va
                Balances ($)                 Term (months)     Risk Score         Ratio
-------------------------------------        -------------   -------------    ----------
       0.01 -     10,000.00..........              288.92           746            76.3%
  10,000.01 -     20,000.00..........              288.94           737            80.4
  20,000.01 -     30,000.00..........              294.94           728            84.0
  30,000.01 -     40,000.00..........              293.46           727            85.2
  40,000.01 -     50,000.00..........              291.86           718            85.2
  50,000.01 -     60,000.00..........              292.03           715            87.0
  60,000.01 -     70,000.00..........              291.72           718            86.6
  70,000.01 -     80,000.00..........              291.28           721            87.4
  80,000.01 -     90,000.00..........              292.27           718            87.7
  90,000.01 -    100,000.00..........              290.93           716            83.4
 100,000.01 -    125,000.00..........              293.49           722            86.7
 125,000.01 -    150,000.00..........              291.68           715            82.3
 150,000.01 -    175,000.00..........              294.64           722            82.6
 175,000.01 -    200,000.00..........              293.53           725            79.9
 200,000.01 -    225,000.00..........              294.80           722            81.3
 225,000.01 -    250,000.00..........              293.12           720            77.7
 250,000.01 -    275,000.00..........              289.70           733            81.8
 275,000.01 -    300,000.00..........              291.96           726            77.8
 300,000.01 -    325,000.00..........              293.25           725            80.8
 325,000.01 -    350,000.00..........              294.31           732            75.7
 350,000.01 -    375,000.00..........              293.70           734            78.9
 375,000.01 -    400,000.00..........              294.02           735            75.9
 400,000.01 -    425,000.00..........              293.40           702            79.0
 425,000.01 -    450,000.00..........              295.19           718            77.5
 450,000.01 -    475,000.00..........              295.75           705            81.1
 475,000.01 -    500,000.00..........              291.66           742            76.0
 500,000.01 -    525,000.00..........              296.63           690            82.1
 525,000.01 -    550,000.00..........              296.81           722            87.2
 550,000.01 -    575,000.00..........              298.00           666            80.1
 575,000.01 -    600,000.00..........              295.12           719            80.7
 600,000.01 -    625,000.00..........              293.49           703            82.5
 625,000.01 -    650,000.00..........              298.32           733            81.4
 675,000.01 -    700,000.00..........              297.17           715            74.1
 700,000.01 -    725,000.00..........              296.50           747            87.8
 725,000.01 -    750,000.00..........              299.00           767            90.0
 775,000.01 -    800,000.00..........              293.53           675            65.9
 800,000.01 -    825,000.00..........              295.68           731            57.7
 850,000.01 -    875,000.00..........              296.00           764            75.0
 875,000.01 -    900,000.00..........              300.00           670            67.9
 925,000.01 -    950,000.00..........              286.00           749            60.0
 975,000.01 - 1,000,000.00...........              295.60           733            68.6
 Greater than 1,000,000.00...........              294.85           706            76.2
       Total.........................




      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $58,934.

                                         Loan Programs for the Group 2 Mortgage Loans

                                                                                   Percent of
                                                                                   Aggregate
                                                                   Number of       Principal      Average Current      Weighted
                                           Aggregate Principal     Mortgage         Balance          Principal       Average Gross
        Description of Loan Programs       Balance Outstanding       Loans        Outstanding         Balance        Mortgage Rate
---------------------------------------   ---------------------  ------------   ----------------  ----------------   -------------
10 Year Draw, 20 Year Repay............   $         1,991,867             52           0.23%      $      38,305          6.909%
5 Year Draw, 5 Year Repay..............                27,100              2           0.00              13,550          8.283
5 Year Draw, 10 Year Repay.............               321,548              3           0.04             107,183          7.831
10 Year Draw, 15 Year Repay............           872,784,487         14,788          99.63              59,020          7.869
15 Year Draw, 0 Year Repay.............               439,159              5           0.05              87,832          9.262
15 Year Draw, 10 Year Repay(1).........               435,749             14           0.05              31,125          7.417
      Total............................   ---------------------  -------------  ----------------
                                          $       875,999,910         14,864         100.00%
                                          =====================  =============  ================


                                                                                   Weighted
                                                Weighted         Weighted          Average
                                                 Average      Average Credit       Combined
                                             Remaining Term     Bureau Risk     Loan-to-Value
        Description of Loan Programs            (months)           Score            Ratio
---------------------------------------      --------------   --------------    -------------
10 Year Draw, 20 Year Repay............           354.60            751             83.1%
5 Year Draw, 5 Year Repay..............            97.32            771             85.2
5 Year Draw, 10 Year Repay.............           169.75            722             76.4
10 Year Draw, 15 Year Repay............           292.35            722             83.1
15 Year Draw, 0 Year Repay.............           168.48            706             80.9
15 Year Draw, 10 Year Repay(1).........           275.22            751             74.4
      Total............................


--------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                                               Loan Rates for the Group 2 Mortgage Loans


                                                                                    Percent of
                                                                   Number of        Aggregate     Average Current      Weighted
                                           Aggregate Principal     Mortgage     Principal Balance    Principal       Average Gross
          Range of Loans Rates (%)         Balance Outstanding       Loans         Outstanding        Balance        Mortgage Rate
------------------------------------    ----------------------    ----------    ----------------- ---------------    -------------
 3.001 -  3.500.....................    $            17,581              1           0.00%         $   17,581          3.250%
 3.501 -  4.000.....................             28,622,737            714           3.27              40,088          3.989
 4.001 -  4.500.....................                337,600              8           0.04              42,200          4.336
 4.501 -  5.000.....................              6,776,881            103           0.77              65,795          4.980
 5.001 -  5.500.....................              7,049,436            159           0.80              44,336          5.323
 5.501 -  6.000.....................              3,046,578             48           0.35              63,470          5.928
 6.001 -  6.500.....................            145,871,666          1,786          16.65              81,675          6.476
 6.501 -  7.000.....................            131,627,630          2,423          15.03              54,324          6.886
 7.001 -  7.500.....................             86,027,735          1,117           9.82              77,017          7.367
 7.501 -  8.000.....................             65,954,978          1,288           7.53              51,207          7.812
 8.001 -  8.500.....................            106,755,654          2,839          12.19              37,603          8.349
 8.501 -  9.000.....................            111,280,591          1,633          12.70              68,145          8.789
 9.001 -  9.500.....................             78,273,934          1,184           8.94              66,110          9.306
 9.501 - 10.000.....................             44,211,320            597           5.05              74,056          9.892
10.001 - 10.500.....................             26,893,190            436           3.07              61,682         10.326
10.501 - 11.000.....................             17,488,855            263           2.00              66,498         10.834
11.001 - 11.500.....................              8,095,487            156           0.92              51,894         11.299
11.501 - 12.000.....................              3,899,233             62           0.45              62,891         11.789
12.001 - 12.500.....................              2,756,250             38           0.31              72,533         12.282
12.501 - 13.000.....................                974,585              8           0.11             121,823         12.835
More than 13.000....................                 37,990              1           0.00              37,990         13.375
      Total.........................    ---------------------  -------------  ----------------
                                          $     875,999,910         14,864         100.00%
                                        =====================  =============  ================


                                                                                Weighted
                                              Weighted         Weighted          Average
                                               Average      Average Credit       Combined
                                           Remaining Term     Bureau Risk     Loan-to-Value
          Range of Loans Rates (%)            (months)           Score            Ratio
------------------------------------       ---------------  --------------    -------------
 3.001 -  3.500.....................          272.00            797             86.8%
 3.501 -  4.000.....................          299.47            719             76.1
 4.001 -  4.500.....................          293.42            704             90.9
 4.501 -  5.000.....................          297.06            704             91.2
 5.001 -  5.500.....................          298.84            731             88.6
 5.501 -  6.000.....................          294.99            742             86.9
 6.001 -  6.500.....................          291.76            742             77.3
 6.501 -  7.000.....................          289.56            736             74.8
 7.001 -  7.500.....................          291.99            719             79.3
 7.501 -  8.000.....................          292.28            711             79.4
 8.001 -  8.500.....................          289.67            725             86.8
 8.501 -  9.000.....................          291.11            720             89.5
 9.001 -  9.500.....................          295.20            699             89.7
 9.501 - 10.000.....................          296.22            700             92.3
10.001 - 10.500.....................          296.11            697             91.3
10.501 - 11.000.....................          295.77            712             94.7
11.001 - 11.500.....................          297.51            686             91.7
11.501 - 12.000.....................          297.78            688             93.8
12.001 - 12.500.....................          297.82            667             93.8
12.501 - 13.000.....................          299.21            685             92.5
More than 13.000....................          300.00            649            100.0
      Total.........................



      As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 7.867%.

                                  Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                                    Percent of
                                                                                    Aggregate
                                                                    Number of       Principal      Average Current      Weighted
 Range of Months Remaining to Scheduled     Aggregate Principal     Mortgage         Balance          Principal       Average Gross
               Maturity                     Balance Outstanding       Loans        Outstanding         Balance        Mortgage Rate
---------------------------------------    --------------------   ------------     ------------    ---------------    -------------
85 - 96................................    $            17,103              1           0.00%      $      17,103          8.375%
97 - 108...............................                  9,998              1           0.00               9,998          8.125
145 - 156..............................                 91,552              1           0.01              91,552          7.875
157 - 168..............................                198,183              2           0.02              99,091          9.139
169 - 180..............................                470,972              5           0.05              94,194          8.607
205 - 216..............................                 10,000              1           0.00              10,000          6.750
217 - 228..............................                 36,522              3           0.00              12,174          7.434
229 - 240..............................                 54,661              7           0.01               7,809          7.734
241 - 252..............................                555,953             22           0.06              25,271          7.883
253 - 264..............................              3,184,289             60           0.36              53,071          6.873
265 - 276..............................             58,334,364          1,481           6.66              39,388          7.529
277 - 288..............................            163,105,931          3,265          18.62              49,956          7.713
289 - 300..............................            647,938,516          9,963          73.97              65,034          7.944
337 - 348..............................                  5,083              1           0.00               5,083          7.125
349 - 360..............................              1,986,784             51           0.23              38,957          6.908
      Total............................    ---------------------  -------------    ------------
                                           $       875,999,910         14,864         100.00%
                                           =====================  =============    ============



                                                                                    Weighted
                                                 Weighted         Weighted          Average
                                                  Average      Average Credit       Combined
 Range of Months Remaining to Scheduled       Remaining Term     Bureau Risk     Loan-to-Value
               Maturity                          (months)           Score            Ratio
---------------------------------------       --------------   --------------    -------------
85 - 96................................             94.00            810             89.9%
97 - 108...............................            103.00            705             77.1
145 - 156..............................            150.00            671             76.9
157 - 168..............................            161.01            693             76.0
169 - 180..............................            176.08            729             80.7
205 - 216..............................            206.00            787             54.6
217 - 228..............................            226.00            753             75.6
229 - 240..............................            236.82            786             65.1
241 - 252..............................            249.84            749             77.7
253 - 264..............................            257.53            761             72.5
265 - 276..............................            272.05            744             78.7
277 - 288..............................            283.72            729             81.9
289 - 300..............................            296.56            718             83.9
337 - 348..............................            339.00            792             90.1
349 - 360..............................            354.64            751             83.1
      Total............................


      As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 292.


      The above table assumes that the draw period for the mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                  Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                                    Percent of
                                                                                    Aggregate
                                                                    Number of       Principal      Average Current      Weighted
                                            Aggregate Principal     Mortgage         Balance          Principal       Average Gross
Range of Combined Loan-to-Value Ratio (%)  Balance Outstanding       Loans        Outstanding         Balance        Mortgage Rate
-----------------------------------------  --------------------   ------------  -----------------  ---------------   --------------
10.01 -   20.00........................    $           517,232             19           0.06%      $      27,223          6.769%
20.01 -   30.00........................              1,946,975             83           0.22              23,458          6.365
30.01 -   40.00........................              5,142,601             91           0.59              56,512          6.590
40.01 -   50.00........................             12,668,648            222           1.45              57,066          6.665
50.01 -   60.00........................             30,765,537            505           3.51              60,922          6.786
60.01 -   70.00........................             94,707,742          1,454          10.81              65,136          6.889
70.01 -   80.00........................            198,715,487          3,053          22.68              65,089          7.153
80.01 -   90.00........................            384,573,324          7,505          43.90              51,242          8.325
90.01 - 100.00.........................            146,962,365          1,932          16.78              76,067          8.665
      Total............................    ---------------------  -------------  ----------------
                                           $       875,999,910         14,864         100.00%
                                           =====================  =============  ================


                                                                                    Weighted
                                                 Weighted         Weighted          Average
                                                  Average      Average Credit       Combined
                                              Remaining Term     Bureau Risk     Loan-to-Value
Range of Combined Loan-to-Value Ratio (%)       (months)           Score            Ratio
-----------------------------------------     --------------   --------------    -------------
10.01 -   20.00........................            292.07            759             18.0%
20.01 -   30.00........................            289.59            723             25.3
30.01 -   40.00........................            293.34            757             36.4
40.01 -   50.00........................            288.68            748             46.3
50.01 -   60.00........................            291.05            736             56.0
60.01 -   70.00........................            291.60            726             66.9
70.01 -   80.00........................            290.53            724             77.6
80.01 -   90.00........................            292.37            715             88.7
90.01 - 100.00.........................            295.95            728             97.7
      Total............................



      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 83.09%.

      The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                         Geographic Distribution for the Group 2 Mortgage Loans

                                                                                   Percent of
                                                                                   Aggregate                          Weighted
                                                 Aggregate         Number of       Principal      Average Current      Average
                                             Principal Balance     Mortgage         Balance          Principal          Gross
                    State                       Outstanding          Loans        Outstanding         Balance       Mortgage Rate
--------------------------------------      -------------------    ---------      ------------    ---------------   -------------
Alaska................................      $           514,204           18           0.06%      $      28,567         7.907%
Alabama...............................                2,019,889           71           0.23              28,449          7.965
Arizona...............................               18,736,925          462           2.14              40,556          7.957
California............................              521,429,338        6,451          59.52              80,829          7.895
Colorado..............................               21,102,581          523           2.41              40,349          7.660
Connecticut...........................               11,753,530          214           1.34              54,923          7.842
District of Columbia..................                1,782,504           24           0.20              74,271          8.245
Delaware..............................                1,018,034           17           0.12              59,884          7.759
Florida...............................               35,016,939          791           4.00              44,269          8.143
Georgia...............................                7,628,872          223           0.87              34,210          7.943
Hawaii................................                5,284,363           82           0.60              64,443          7.729
Iowa..................................                  380,444           22           0.04              17,293          7.730
Idaho.................................                3,717,035          124           0.42              29,976          8.208
Illinois..............................               23,481,598          522           2.68              44,984          7.590
Indiana...............................                2,669,090          116           0.30              23,009          7.415
Kansas................................                2,276,418           73           0.26              31,184          7.903
Kentucky..............................                1,697,795           69           0.19              24,606          7.486
Louisiana.............................                   48,242            3           0.01              16,081          8.317
Massachusetts.........................               24,209,822          431           2.76              56,171          7.562
Maryland..............................               13,982,953          291           1.60              48,051          7.570
Maine.................................                1,748,818           43           0.20              40,670          7.576
Michigan..............................                8,753,224          295           1.00              29,672          7.496
Minnesota.............................                7,476,120          224           0.85              33,376          8.102
Missouri..............................                3,526,277          139           0.40              25,369          8.148
Mississippi...........................                   51,505            4           0.01              12,876          8.834
Montana...............................                  949,745           32           0.11              29,680          7.644
North Carolina........................                5,524,956          186           0.63              29,704          7.925
North Dakota..........................                   11,433            1           0.00              11,433          8.125
Nebraska..............................                  437,153           11           0.05              39,741          6.627
New Hampshire.........................                2,513,425           67           0.29              37,514          7.496
New Jersey............................               23,965,160          443           2.74              54,097          7.773
New Mexico............................                2,005,878           54           0.23              37,146          8.143
Nevada................................               12,992,512          307           1.48              42,321          8.187
New York..............................               14,285,114          215           1.63              66,442          7.710
Ohio..................................                4,977,570          205           0.57              24,281          7.954
Oklahoma..............................                1,760,983           52           0.20              33,865          7.558
Oregon................................                8,458,279          237           0.97              35,689          7.711
Pennsylvania..........................                8,771,433          245           1.00              35,802          7.680
Rhode Island..........................                2,012,686           39           0.23              51,607          7.638
South Carolina........................                1,895,314           65           0.22              29,159          7.992
South Dakota..........................                  279,334           10           0.03              27,933          8.223
Tennessee.............................                3,124,643           88           0.36              35,507          7.410
Texas.................................                1,755,474           34           0.20              51,632          8.280
Utah..................................                7,926,143          196           0.90              40,440          7.964
Virginia..............................               23,024,881          413           2.63              55,750          8.106
Vermont...............................                  416,255           11           0.05              37,841          8.294
Washington............................               22,484,187          481           2.57              46,745          7.840
Wisconsin.............................                4,374,924          201           0.50              21,766          7.427
West Virginia.........................                  363,308           16           0.04              22,707          7.586
Wyoming...............................                1,382,598           23           0.16              60,113          7.306
      Total...........................      -------------------    ---------      -----------
                                            $       875,999,910       14,864         100.00%
                                            ===================    =========      ===========


                                                                                     Weighted
                                                Weighted                             Average
                                                 Average      Weighted Average       Combined
                                             Remaining Term     Credit Bureau     Loan-to-Value
                    State                       (months)         Risk Score           Ratio
--------------------------------------       --------------   -----------------   ----------
Alaska................................            293.94            719               85.0%
Alabama...............................            291.56            733               90.5
Arizona...............................            294.80            730               84.7
California............................            292.39            718               82.2
Colorado..............................            290.83            738               84.6
Connecticut...........................            291.23            721               81.9
District of Columbia..................            292.91            718               80.3
Delaware..............................            294.10            730               82.5
Florida...............................            294.66            728               84.6
Georgia...............................            291.72            721               88.8
Hawaii................................            293.62            737               79.1
Iowa..................................            287.32            757               83.0
Idaho.................................            294.36            734               85.5
Illinois..............................            291.55            733               84.7
Indiana...............................            291.71            724               87.1
Kansas................................            287.55            726               87.0
Kentucky..............................            289.97            736               85.8
Louisiana.............................            298.41            712               92.4
Massachusetts.........................            292.47            735               81.4
Maryland..............................            291.80            723               82.7
Maine.................................            291.79            731               75.0
Michigan..............................            289.87            735               84.3
Minnesota.............................            290.99            729               86.1
Missouri..............................            290.50            738               87.8
Mississippi...........................            306.55            689               87.2
Montana...............................            288.14            717               79.0
North Carolina........................            290.51            735               85.2
North Dakota..........................            289.00            743               77.8
Nebraska..............................            293.18            721               89.2
New Hampshire.........................            292.84            717               81.6
New Jersey............................            293.30            719               82.2
New Mexico............................            293.73            719               85.4
Nevada................................            292.86            731               84.7
New York..............................            293.48            721               83.0
Ohio..................................            290.15            727               88.7
Oklahoma..............................            289.94            723               88.1
Oregon................................            291.62            731               85.7
Pennsylvania..........................            290.70            722               83.5
Rhode Island..........................            293.15            738               80.0
South Carolina........................            294.22            737               89.1
South Dakota..........................            282.26            725               84.7
Tennessee.............................            293.87            740               89.5
Texas.................................            294.74            709               90.3
Utah..................................            290.57            729               85.5
Virginia..............................            293.40            716               86.0
Vermont...............................            295.05            700               82.7
Washington............................            292.03            729               86.1
Wisconsin.............................            288.19            721               82.3
West Virginia.........................            282.79            732               89.8
Wyoming...............................            285.70            729               71.4
      Total...........................

                                     Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                                                  Percent of
                                                                                   Aggregate
                                             Aggregate                             Principal                            Weighted
                                         Principal Balance      Number of           Balance        Average Current   Average Gross
          Range of Credit Scores            Outstanding       Mortgage Loans      Outstanding     Principal Balance  Mortgage Rate
-------------------------------------    -------------------  --------------      -----------     -----------------  -------------
841 - 850............................    $             5,576           1              0.00%       $       5,576           7.625%
821 - 840............................                 61,053           6              0.01               10,176           7.321
801 - 820............................             33,436,952         834              3.82               40,092           7.360
781 - 800............................             62,845,796       1,484              7.17               42,349           7.566
761 - 780............................            130,510,942       2,289             14.90               57,017           7.537
741 - 760............................            147,394,369       2,300             16.83               64,085           7.628
721 - 740............................            137,449,793       2,104             15.69               65,328           7.705
701 - 720............................             52,839,661       1,229              6.03               42,994           7.885
681 - 700............................             61,270,917       1,197              6.99               51,187           8.277
661 - 680............................            137,640,236       1,773             15.71               77,631           8.217
641 - 660............................             65,025,463         911              7.42               71,378           8.465
621 - 640............................             34,177,127         516              3.90               66,235           8.343
601 - 620............................              6,323,456         106              0.72               59,655           8.295
581 - 600............................              2,829,495          43              0.32               65,802           8.169
561 - 580............................              1,260,309          25              0.14               50,412           9.300
Less than or equal to 560............              2,928,765          46              0.33               63,669           8.539
      Total..........................    -------------------  ---------------     -----------
                                         $       875,999,910      14,864            100.00%
                                         ===================  ===============     ===========


                                                                                 Weighted
                                               Weighted         Weighted         Average
                                                Average         Average          Combined
                                            Remaining Term   Credit Bureau    Loan-to-Value
          Range of Credit Scores               (months)        Risk Score         Ratio
-------------------------------------       ---------------  -------------    -------------
841 - 850............................            296.00            844            40.5%
821 - 840............................            289.18            825            63.1
801 - 820............................            287.36            807            78.8
781 - 800............................            286.97            790            79.0
761 - 780............................            291.92            770            82.3
741 - 760............................            293.32            751            83.8
721 - 740............................            294.31            731            84.4
701 - 720............................            290.33            709            84.0
681 - 700............................            292.61            691            85.0
661 - 680............................            293.86            671            83.5
641 - 660............................            294.02            652            83.4
621 - 640............................            293.67            632            82.3
601 - 620............................            284.78            612            85.3
581 - 600............................            285.89            592            76.0
561 - 580............................            285.92            573            88.8
Less than or equal to 560............            282.18            533            85.7
      Total..........................


      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 722.


                                             Property Type for the Group 2 Mortgage Loans

                                                                                 Percent of
                                                                                 Aggregate
                                                                 Number of       Principal                             Weighted
                                         Aggregate Principal     Mortgage         Balance        Average Current     Average Gross
               Property Type             Balance Outstanding       Loans        Outstanding     Principal Balance    Mortgage Rate
------------------------------------     --------------------  -------------  ----------------  -----------------    -------------
Single Family Residence.............     $       612,212,274        10,302          69.89%      $      59,427            7.799%
Planned Unit Development (PUD)......             185,514,653         2,898          21.18              64,015            7.905
Low-Rise Condominium................              59,399,974         1,342           6.78              44,262            8.238
2-4 Units...........................              12,627,082           206           1.44              61,297            8.480
High-Rise Condominium...............               6,229,066           114           0.71              54,641            8.645
Manufactured Housing (1)............                  16,861             2           0.00               8,430            7.000
      Total.........................     --------------------  -------------  ----------------
                                         $       875,999,910        14,864         100.00%
                                         ====================  =============  ================


                                                                                 Weighted
                                              Weighted         Weighted          Average
                                               Average      Average Credit       Combined
                                           Remaining Term     Bureau Risk     Loan-to-Value
               Property Type                  (months)           Score            Ratio
------------------------------------       --------------   --------------    -------------
Single Family Residence.............            292.18            721             82.2%
Planned Unit Development (PUD)......            292.34            722             84.1
Low-Rise Condominium................            293.89            728             88.2
2-4 Units...........................            294.89            732             85.9
High-Rise Condominium...............            292.22            727             86.6
Manufactured Housing (1)............            294.10            665             80.0
      Total.........................



---------------
(1) Treated as real property.

                                           Gross Margins for the Group 2 Mortgage Loans

                                                                               Percent of
                                                                               Aggregate
                                             Aggregate         Number of       Principal                             Weighted
                                         Principal Balance     Mortgage         Balance        Average Current     Average Gross
Range of Gross Margins (%)                  Outstanding          Loans        Outstanding     Principal Balance    Mortgage Rate
------------------------------------     -------------------   ----------     -----------     -----------------    -------------
Less than or equal to 0.000.........     $       141,916,387       1,750          16.20%      $      81,095            6.355%
0.001 - 0.250.......................              23,819,604         461           2.72              51,669            6.472
0.251 - 0.500.......................             110,440,842       2,058          12.61              53,664            6.771
0.501 - 0.750.......................              29,050,989         410           3.32              70,856            6.886
0.751 - 1.000.......................              64,097,672         788           7.32              81,342            7.384
1.001 - 1.250.......................              41,438,876         822           4.73              50,412            7.406
1.251 - 1.500.......................              29,587,269         596           3.38              49,643            7.777
1.501 - 1.750.......................              32,854,122         619           3.75              53,076            8.012
1.751 - 2.000.......................              83,780,733       2,556           9.56              32,778            8.208
2.001 - 2.250.......................              71,147,235       1,081           8.12              65,816            8.378
2.251 - 2.500.......................              59,033,146         951           6.74              62,075            8.635
2.501 - 2.750.......................              45,816,068         658           5.23              69,629            9.049
2.751 - 3.000.......................              33,821,196         498           3.86              67,914            8.994
3.001 - 3.250.......................              11,557,962         152           1.32              76,039            9.422
3.251 - 3.500.......................              38,008,566         547           4.34              69,485            9.581
3.501 - 3.750.......................              12,039,455         196           1.37              61,426            9.924
3.751 - 4.000.......................              13,381,558         199           1.53              67,244           10.259
4.001 - 4.250.......................               7,352,934         134           0.84              54,873           10.520
4.251 - 4.500.......................              12,040,725         161           1.37              74,787           10.588
4.501 - 4.750.......................               4,206,478          83           0.48              50,680           10.833
4.751 - 5.000.......................               2,806,735          33           0.32              85,053           11.051
5.001 - 5.250.......................               3,091,366          50           0.35              61,827           11.334
5.251 - 5.500.......................                 680,130           9           0.08              75,570           11.516
5.501 - 5.750.......................               2,408,755          35           0.27              68,822           11.981
5.751 - 6.000.......................                 453,450           5           0.05              90,690           12.065
6.001 - 6.250.......................                 937,085           7           0.11             133,869           12.598
6.251 - 6.500.......................                 182,583           3           0.02              60,861            6.884
6.751 - 7.000.......................                  47,990           2           0.01              23,995           11.419
      Total.........................     -------------------   ----------     -----------
                                         $      875,999,910       14,864         100.00%
                                         ===================   ==========     ===========


                                                                                 Weighted
                                              Weighted         Weighted          Average
                                               Average      Average Credit       Combined
                                           Remaining Term     Bureau Risk     Loan-to-Value
Range of Gross Margins (%)                    (months)           Score            Ratio
------------------------------------       --------------   --------------    -------------
Less than or equal to 0.000.........            291.46            747             74.7%
0.001 - 0.250.......................            291.56            724             68.5
0.251 - 0.500.......................            289.27            736             75.7
0.501 - 0.750.......................            292.87            722             76.0
0.751 - 1.000.......................            292.54            720             81.3
1.001 - 1.250.......................            293.19            701             77.1
1.251 - 1.500.......................            292.06            721             83.3
1.501 - 1.750.......................            293.03            713             82.9
1.751 - 2.000.......................            289.38            731             88.6
2.001 - 2.250.......................            290.99            718             88.3
2.251 - 2.500.......................            293.77            730             91.4
2.501 - 2.750.......................            295.25            696             89.2
2.751 - 3.000.......................            295.63            696             91.0
3.001 - 3.250.......................            295.61            696             89.9
3.251 - 3.500.......................            296.80            698             93.7
3.501 - 3.750.......................            295.64            698             90.0
3.751 - 4.000.......................            295.99            684             91.7
4.001 - 4.250.......................            295.45            714             94.4
4.251 - 4.500.......................            296.53            709             94.8
4.501 - 4.750.......................            297.38            673             92.8
4.751 - 5.000.......................            296.63            676             89.7
5.001 - 5.250.......................            297.99            681             93.9
5.251 - 5.500.......................            296.28            659             92.4
5.501 - 5.750.......................            297.95            667             93.9
5.751 - 6.000.......................            297.42            678             91.8
6.001 - 6.250.......................            299.35            685             92.9
6.251 - 6.500.......................            297.55            629             88.3
6.751 - 7.000.......................            300.00            650             99.0
      Total.........................



      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 1.588%.

      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                       Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                                Percent of
                                                                                Aggregate
                                              Aggregate         Number of       Principal                            Weighted
              Range of Credit             Principal Balance     Mortgage         Balance        Average Current    Average Gross
        Limit Utilization Rates (%)          Outstanding          Loans        Outstanding     Principal Balance   Mortgage Rate
------------------------------------     -------------------  -------------  ----------------  -----------------   -------------
 0.01 - 10.00.......................     $         2,278,497          383           0.26%      $       5,949           7.150%
10.01 - 20.00.......................               8,549,564          588           0.98              14,540           7.011
20.01 - 30.00.......................              10,442,598          543           1.19              19,231           7.110
30.01 - 40.00.......................              14,151,350          589           1.62              24,026           7.097
40.01 - 50.00.......................              21,262,831          630           2.43              33,751           7.105
50.01 - 60.00.......................              23,347,797          626           2.67              37,297           7.081
60.01 - 70.00.......................              30,343,773          631           3.46              48,088           7.080
70.01 - 80.00.......................              37,123,530          682           4.24              54,433           7.307
80.01 - 90.00.......................              49,282,144          840           5.63              58,669           7.220
90.01 - 100.00......................             679,217,827        9,352          77.54              72,628           8.072
      Total.........................     -------------------  -------------  ----------------
                                         $       875,999,910       14,864         100.00%
                                         ===================  =============  ================


                                                                                 Weighted
                                              Weighted         Weighted          Average
                                               Average      Average Credit       Combined
              Range of Credit              Remaining Term     Bureau Risk     Loan-to-Value
        Limit Utilization Rates (%)           (months)           Score            Ratio
------------------------------------       --------------   --------------    -------------
 0.01 - 10.00.......................            291.74            749             74.1%
10.01 - 20.00.......................            290.70            753             73.7
20.01 - 30.00.......................            291.03            740             73.0
30.01 - 40.00.......................            291.23            743             74.0
40.01 - 50.00.......................            290.54            740             74.1
50.01 - 60.00.......................            289.93            740             77.6
60.01 - 70.00.......................            290.40            735             76.2
70.01 - 80.00.......................            290.54            734             77.6
80.01 - 90.00.......................            289.24            732             77.4
90.01 - 100.00......................            292.99            717             85.1
      Total.........................


      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 80.68%.

                                         Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                                 Percent of
                                                                                 Aggregate
                                               Aggregate         Number of       Principal                            Weighted
                                           Principal Balance     Mortgage         Balance        Average Current    Average Gross
           Maximum Loan Rates (%)             Outstanding          Loans        Outstanding     Principal Balance   Mortgage Rate
--------------------------------------    -------------------  -------------  ----------------  -----------------   -------------
16.000................................    $        16,586,827          344           1.89%      $      48,218           7.766%
17.000................................             36,675,447          824           4.19              44,509           8.153
18.000................................            822,539,454       13,694          93.90              60,066           7.856
24.000................................                198,183            2           0.02              99,091           9.139
      Total...........................    -------------------  -------------  ----------------
                                          $       875,999,910       14,864         100.00%
                                          ===================  =============  ================


                                                                                   Weighted
                                                Weighted         Weighted          Average
                                                 Average      Average Credit       Combined
                                             Remaining Term     Bureau Risk     Loan-to-Value
           Maximum Loan Rates (%)               (months)           Score            Ratio
--------------------------------------       ---------------  ---------------   -------------
16.000................................            295.03            724             84.7%
17.000................................            294.70            727             84.8
18.000................................            292.24            721             83.0
24.000................................            161.01            693             76.0
      Total...........................


      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.922%.

                                            Credit Limits for the Group 2 Mortgage Loans


                                                                                   Percent of
                                                                  Number of        Aggregate       Average Current      Weighted
                                          Aggregate Principal     Mortgage     Principal Balance      Principal       Average Gross
        Range of Credit Limits ($)        Balance Outstanding       Loans         Outstanding          Balance        Mortgage Rate
-------------------------------------     -------------------     ---------    -----------------   ---------------    -------------
      0.01 -  10,000.00..............     $         1,405,671           187           0.16%        $       7,517          7.758%
 10,000.01 -  20,000.00..............              40,729,007         2,788           4.65                14,609          7.811
 20,000.01 -  30,000.00..............              35,066,285         1,816           4.00                19,310          7.967
 30,000.01 -  40,000.00..............              25,624,774           963           2.93                26,609          8.118
 40,000.01 -  50,000.00..............              64,299,351         1,797           7.34                35,781          8.066
 50,000.01 -  60,000.00..............              54,649,421         1,129           6.24                48,405          8.238
 60,000.01 -  70,000.00..............              49,846,658           875           5.69                56,968          8.278
 70,000.01 -  80,000.00..............              58,414,915           916           6.67                63,772          8.201
 80,000.01 -  90,000.00..............              45,201,769           633           5.16                71,409          8.065
 90,000.01 - 100,000.00..............              78,273,619         1,101           8.94                71,093          7.690
100,000.01 - 125,000.00..............              59,129,018           602           6.75                98,221          8.168
125,000.01 - 150,000.00..............              94,785,025           805          10.82               117,745          8.002
150,000.01 - 175,000.00..............              26,650,511           194           3.04               137,374          7.713
175,000.01 - 200,000.00..............              54,657,618           381           6.24               143,458          7.540
200,000.01 - 225,000.00..............              13,003,627            81           1.48               160,539          7.905
225,000.01 - 250,000.00..............              24,473,540           146           2.79               167,627          7.179
250,000.01 - 275,000.00..............               9,850,174            49           1.12               201,024          7.460
275,000.01 - 300,000.00..............              18,897,768            88           2.16               214,747          7.344
300,000.01 - 325,000.00..............               8,795,786            34           1.00               258,700          7.401
325,000.01 - 350,000.00..............               9,128,226            36           1.04               253,562          7.297
350,000.01 - 375,000.00..............               5,293,036            23           0.60               230,132          7.274
375,000.01 - 400,000.00..............               8,418,069            29           0.96               290,278          7.158
400,000.01 - 425,000.00..............               4,232,151            13           0.48               325,550          7.467
425,000.01 - 450,000.00..............               8,682,179            25           0.99               347,287          7.668
450,000.01 - 475,000.00..............               3,908,358             9           0.45               434,262          7.922
475,000.01 - 500,000.00..............              22,564,178            69           2.58               327,017          7.110
500,000.01 - 525,000.00..............                 522,450             1           0.06               522,450         10.875
525,000.01 - 550,000.00..............               2,146,799             4           0.25               536,700          7.038
550,000.01 - 575,000.00..............               2,768,287             6           0.32               461,381          7.713
575,000.01 - 600,000.00..............               3,063,336             6           0.35               510,556          8.964
600,000.01 - 625,000.00..............               1,969,033             4           0.22               492,258          7.318
625,000.01 - 650,000.00..............               1,429,988             3           0.16               476,663          6.649
650,000.01 - 675,000.00..............                 963,116             3           0.11               321,039          6.370
675,000.01 - 700,000.00..............               4,150,192             7           0.47               592,885          7.948
700,000.01 - 725,000.00..............               1,134,987             2           0.13               567,494          6.831
725,000.01 - 750,000.00..............               2,086,487             4           0.24               521,622          7.278
775,000.01 - 800,000.00..............               1,579,703             2           0.18               789,851          7.563
800,000.01 - 825,000.00..............               1,331,287             2           0.15               665,643          6.952
850,000.01 - 875,000.00..............                 869,666             1           0.10               869,666          7.750
875,000.01 - 900,000.00..............               1,605,848             2           0.18               802,924          8.754
950,000.01 - 975,000.00..............                 269,995             1           0.03               269,995          7.375
975,000.01 - 1,000,000.00............              15,385,393            20           1.76               769,270          7.434
Greater than 1,000,000.00............               8,742,612             7           1.00             1,248,945          7.366
      Total..........................     --------------------  -------------  ------------------
                                          $       875,999,910        14,864         100.00%
                                          ====================  =============  ==================


                                                                                  Weighted
                                                Weighted         Weighted         Average
                                                 Average         Average          Combined
                                             Remaining Term   Credit Bureau    Loan-to-Value
        Range of Credit Limits ($)              (months)        Risk Score         Ratio
-------------------------------------        --------------   -------------    -------------
      0.01 -  10,000.00..............             287.74            743            80.2%
 10,000.01 -  20,000.00..............             288.91            734            82.5
 20,000.01 -  30,000.00..............             293.64            731            84.3
 30,000.01 -  40,000.00..............             294.46            727            85.7
 40,000.01 -  50,000.00..............             291.92            718            84.9
 50,000.01 -  60,000.00..............             292.30            713            87.6
 60,000.01 -  70,000.00..............             291.59            716            88.3
 70,000.01 -  80,000.00..............             291.45            720            88.1
 80,000.01 -  90,000.00..............             292.00            719            88.6
 90,000.01 - 100,000.00..............             290.54            720            80.9
100,000.01 - 125,000.00..............             294.05            719            88.6
125,000.01 - 150,000.00..............             291.45            714            82.3
150,000.01 - 175,000.00..............             295.01            718            84.3
175,000.01 - 200,000.00..............             293.16            728            78.9
200,000.01 - 225,000.00..............             294.69            714            82.6
225,000.01 - 250,000.00..............             293.11            726            76.3
250,000.01 - 275,000.00..............             289.65            734            81.4
275,000.01 - 300,000.00..............             290.22            731            77.3
300,000.01 - 325,000.00..............             293.28            725            80.1
325,000.01 - 350,000.00..............             294.08            742            77.6
350,000.01 - 375,000.00..............             294.32            729            79.2
375,000.01 - 400,000.00..............             292.90            746            77.1
400,000.01 - 425,000.00..............             296.11            707            79.5
425,000.01 - 450,000.00..............             293.40            719            77.3
450,000.01 - 475,000.00..............             294.42            700            83.9
475,000.01 - 500,000.00..............             291.37            741            73.7
500,000.01 - 525,000.00..............             294.00            635            89.9
525,000.01 - 550,000.00..............             296.26            709            84.7
550,000.01 - 575,000.00..............             297.84            682            84.5
575,000.01 - 600,000.00..............             295.35            713            81.7
600,000.01 - 625,000.00..............             295.34            712            81.6
625,000.01 - 650,000.00..............             298.34            717            82.6
650,000.01 - 675,000.00..............             299.48            715            78.2
675,000.01 - 700,000.00..............             297.46            725            75.3
700,000.01 - 725,000.00..............             298.38            740            86.2
725,000.01 - 750,000.00..............             298.49            741            82.4
775,000.01 - 800,000.00..............             293.53            675            65.9
800,000.01 - 825,000.00..............             295.15            717            73.8
850,000.01 - 875,000.00..............             296.00            764            75.0
875,000.01 - 900,000.00..............             297.80            709            75.7
950,000.01 - 975,000.00..............             295.00            724            79.8
975,000.01 - 1,000,000.00............             295.20            736            66.6
Greater than 1,000,000.00............             295.04            711            74.5
      Total..........................




      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $74,528.


                                                Lien Priority for the Group 2 Mortgage Loans

                                                                              Percent of
                                                                              Aggregate
                                            Aggregate         Number of       Principal                            Weighted
                                        Principal Balance     Mortgage         Balance        Average Current    Average Gross
               Lien Priority               Outstanding          Loans        Outstanding     Principal Balance   Mortgage Rate
----------------------------------     -------------------  -------------  ----------------  -----------------   -------------
Second Liens......................     $       875,999,910       14,864         100.00%      $      58,934           7.867%
      Total.......................     -------------------  -------------  ----------------
                                       $       875,999,910       14,864         100.00%
                                       ===================  =============  ================


                                                                              Weighted
                                           Weighted         Weighted          Average
                                            Average      Average Credit       Combined
                                        Remaining Term     Bureau Risk     Loan-to-Value
               Lien Priority               (months)           Score            Ratio
----------------------------------      --------------   ---------------   -------------
Second Liens......................           292.37            722             83.1%
      Total.......................

                                       Delinquency Status for the Group 2 Mortgage Loans

                                                                                Percent of
                                                                                Aggregate
                                              Aggregate         Number of       Principal                            Weighted
                                          Principal Balance     Mortgage         Balance        Average Current    Average Gross
             Delinquency Status              Outstanding          Loans        Outstanding     Principal Balance   Mortgage Rate
------------------------------------     -------------------  -------------  ----------------  -----------------   -------------
Current.............................     $       875,999,910       14,864         100.00%      $      58,934           7.867%
      Total.........................     -------------------  -------------  ----------------
                                         $       875,999,910       14,864         100.00%
                                         ===================  =============  ================


                                                                                  Weighted
                                               Weighted         Weighted          Average
                                                Average      Average Credit       Combined
                                            Remaining Term     Bureau Risk     Loan-to-Value
             Delinquency Status                (months)           Score            Ratio
------------------------------------        --------------   --------------    -------------
Current.............................             292.37            722             83.1%
      Total.........................





                                          Origination Year for the Group 2 Mortgage Loans

                                                                                 Percent of
                                                                                 Aggregate
                                             Aggregate                           Principal      Average Current      Weighted
                                         Principal Balance      Number of         Balance          Principal      Average Gross
             Origination Year               Outstanding      Mortgage Loans     Outstanding         Balance       Mortgage Rate
------------------------------------    -------------------  --------------  -----------------  ---------------   -------------
1997................................    $            10,000            1             0.00%      $      10,000          6.750%
1999................................                 41,626            5             0.00               8,325          7.498
2000................................                 57,236            6             0.01               9,539          7.683
2001................................              1,280,170           33             0.15              38,793          7.236
2002................................              7,285,282          162             0.83              44,971          7.308
2003................................             70,950,840        1,749             8.10              40,567          7.555
2004................................            187,688,160        3,613            21.43              51,948          7.735
2005................................            608,686,596        9,295            69.48              65,485          7.953
      Total.........................    -------------------  ---------------  ----------------
                                        $       875,999,910       14,864           100.00%
                                        ===================  ===============  ================


                                                                                Weighted
                                              Weighted         Weighted          Average
                                               Average      Average Credit      Combined
                                           Remaining Term     Bureau Risk     Loan-to-Value
             Origination Year                 (months)           Score            Ratio
------------------------------------       --------------   --------------    -------------
1997................................            206.00            787             54.6%
1999................................            226.46            756             73.3
2000................................            238.01            782             67.8
2001................................            252.46            777             77.0
2002................................            263.76            752             74.5
2003................................            273.71            741             79.4
2004................................            285.48            726             81.5
2005................................            297.11            718             84.1
      Total.........................

                           Mortgage Loan Statistics

      For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

            (a) Not applicable.

            (b) Not applicable.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWHEQ, INC.


                                         By: /s/ Leon Daniels, Jr.
                                             -------------------------
                                             Name: Leon Daniels, Jr.
                                             Title: Vice President



Dated:  November 10, 2005